Exhibit 32.1
Certification Pursuant To Section 1350 Of Chapter 63 Of 18 U.S.C.
As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002/SEC Rule 13a-14(b)
In connection with the Quarterly Report of Orchestra Therapeutics, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), which this written statement accompanies, I, Joseph F. O’Neill, Chief Executive Officer of the Company, certify that:
(1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2007	/s/ Joseph F. O’Neill
Joseph F. O’Neill
Chief Executive Officer